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                                                                   EXHIBIT 10(a)


                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                           KING OF PRUSSIA, PA 19406


                                  May 15, 1995

PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Frank A. Taucher

         RE: Third Amendment and Waiver Under Credit Agreement ("Third Amendment and Waiver")

Gentlemen:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement.

         The Borrowers and Guarantors, the Banks and the Agent hereby desire to waive compliance with certain sections of the Credit Agreement and amend the Credit Agreement as hereinafter provided;

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:





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                                   AGREEMENT


          I.     Waiver.

                          Minimum Fixed Charge Coverage Ratio.  For the fiscal
                 quarter of the Loan Parties ended March 31, 1995, Section 8.02(o) of the Credit Agreement provides that the Loan Parties shall not permit the ratio of Consolidated Earnings Available For Fixed Charges to Consolidated Fixed Charges to be less than 2.5 to 1.0, and as indicated in the Compliance Certificate of the Loan Parties for such fiscal quarter, such ratio is 2.4 to 1.0 for the fiscal quarter ended March 31, 1995. The Loan Parties have requested that compliance with
                 Section 8.02(o) of the Credit Agreement be waived as of March 31, 1995 for the fiscal quarter then ended. The Banks hereby waive compliance with Section 8.02(o) of the Credit Agreement only for the fiscal quarter ended March 31, 1995. The Banks' waiver is subject to the terms and conditions set forth in
                 Section IV of this Third Amendment and Waiver.

         II.     Amendment to Credit Agreement

                          The definition of Permitted Investment in Category 2
                 Excluded Entities contained in Section 1.01 of the Credit Agreement is hereby amended by the deletion of the number "$600,000", and in lieu thereof, the insertion of the number "$950,000".

         II.     Representations, Covenants, Events of Default

                          The Borrowers and Guarantors hereby represent to the
                 Agent and the Banks that: the representations and warranties contained in Article VI of the Credit Agreement or elsewhere in the Credit Agreement or anywhere in the Loan Documents remain true and accurate on and as of the date hereof (except for representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); the Borrowers and Guarantors have performed and are in compliance with all covenants contained in Article VIII of the Credit Agreement or elsewhere in the Credit Agreement or anywhere in the Loan Documents, all after giving effect to this Third Amendment and Waiver; and no Event of Default or Potential Default has occurred and is continuing.


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         IV.     Conditions of Effectiveness; Third Amendment and Waiver
                 Effective Date

                          The effectiveness of this Third Amendment and  Waiver
                 is expressly conditioned upon the occurrence and completion of all of the following: (i) the Agent's receipt of counterparts of this Third Amendment and Waiver duly executed by the Borrowers and Guarantors and the Required Banks; (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Third Amendment and Waiver; and (iii) the accuracy of the factual matters described above and in the Compliance Certificates relating to the fiscal quarters ended December 31, 1994 and March 31, 1995.

                          This Third Amendment and Waiver shall be dated as of
                 and shall be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section IV (the "Third Amendment and Waiver Effective Date"). If the conditions precedent to effectiveness have not been satisfied on or before June 15, 1995, this Third Amendment and Waiver shall be null and void.

         V.      Consent of Required Banks

                          Pursuant to Section 11.01(c) of the Credit Agreement,
                 this Third Amendment and Waiver will require the written consent of the Required Banks.

         VI.     Full Force and Effect

                          No novation is intended by this Third Amendment and
                 Waiver and except as expressly modified and amended by this Third Amendment and Waiver, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect without modification.

         VII.    Costs, Expenses, Disbursements

                          The Borrowers hereby agree to reimburse the Agent and
                 the Banks on demand for all costs, expenses and disbursements relating to this Third Amendment and Waiver which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

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         VIII.   Counterparts

                          This Third Amendment and Waiver may be executed by
                 different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

         IX.     Governing Law

                          This Third Amendment and Waiver shall be deemed to be
                 a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

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                                        Yours very truly,

                                        NOVACARE, INC. and each of the
                                        Borrowers and Guarantors under the
                                        Credit Agreement


                                        By: /s/ TIMOTHY E. FOSTER
                                           --------------------------
                                           Timothy E. Foster, President of
                                           NovaCare, Inc. and Vice President
                                           of each of the entities listed on
                                           Schedule 6.01(c) other than those
                                           listed below


                                        By: /s/ JOSEPH C. O'NEILL
                                           --------------------------
                                           Joseph C. O'Neill, President of
                                           each of the entities listed above
                                           his name on the signature lines to
                                           the Credit Agreement

                                        By: /s/ ANDREW J. BECK
                                           --------------------------
                                           Andrew J. Beck, Vice President of
                                           Mill River III, Inc., a Delaware
                                           corporation

                                           NovaCare Management Business Trust

                                        By: /s/ WILLIAM J. MCGINNIS
                                           --------------------------
                                           Name: William J. McGinnis
                                           Title: Secretary of NovaCare
                                           Management Services, Inc., a
                                           Delaware corporation and Trustee
                                           of NovaCare Management
                                           Business Trust

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ACKNOWLEDGED AND AGREED TO AS
OF THE 15th DAY OF May, 1995.

PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent

By: /s/  Frank Taucher
   -------------------------------
Title: Vice President
      ----------------------------

CORESTATES BANK, N.A.

By: /s/ CRISTINA I. LOPEZ ONA
   -------------------------------
Title: Commercial Officer
      ----------------------------

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA

By: /s/ JAMES F. YOUNG
   -------------------------------
Title: Vice President
      ----------------------------

MELLON BANK, N.A.

By: /s/ CAROL PAIGE
   -------------------------------
Title: Vice President
      ----------------------------

NATIONSBANK, N.A. (CAROLINAS)

By: /s/ ------
   -------------------------------
Title: Vice President
      ----------------------------

NATWEST BANK N.A.

By: /s/ ------
   -------------------------------
Title: Vice President
      ----------------------------

FLEET BANK OF MASSACHUSETTS, N.A.

By: /s/ AMY E. MILLER - FREDERICKS
   -------------------------------
Title: Vice President
      ----------------------------